Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports First-Quarter 2023 Financial Results

OAKS, Pa., April 20, 2023 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the first-quarter 2023. Diluted earnings per share were $0.79 in first-quarter 2023 compared to $1.36 in first-quarter 2022. First-quarter 2022 results included a one-time positive $88.0 million revenue event resulting in $0.47 diluted earnings per share net of associated costs.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended March 31,
	2023	2022

Revenues	$469,119	$581,443
Net income	107,015	190,308
Diluted earnings per share	$0.79	$1.36

“Our first-quarter results reflect strong sales across most of our business lines, especially in technology and investment processing. Revenues and profits were slightly impacted by cash flows in our asset management businesses. We have a clear strategic focus on driving growth and will be very diligent about managing expenses across the company,” said CEO Ryan Hicke.
“We are encouraged by overall sales results, as well as the size and makeup of our pipelines, reflecting changes we have made over the last year. We will thoughtfully align our capital to opportunities for growth and deliver the solutions our markets value. I believe SEI’s future is ripe with opportunity, and we will be aggressive in executing our long-term growth strategy.”

Summary of First-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended March 31,
	2023	2022	%
Private Banks:
Revenues	$122,603	$213,548	(43)%
Expenses	114,276	121,955	(6)%
Operating Profit	8,327	91,593	(91)%
Operating Margin	7%	43%

Investment Advisors:
Revenues	106,538	119,230	(11)%
Expenses	63,546	64,520	(2)%
Operating Profit	42,992	54,710	(21)%
Operating Margin	40%	46%

Institutional Investors:
Revenues	74,290	86,839	(14)%
Expenses	40,868	45,358	(10)%
Operating Profit	33,422	41,481	(19)%
Operating Margin	45%	48%

Investment Managers:
Revenues	160,686	156,901	2%
Expenses	105,866	98,837	7%
Operating Profit	54,820	58,064	(6)%
Operating Margin	34%	37%

Investments in New Businesses:
Revenues	5,002	4,925	2%
Expenses	11,644	11,950	(3)%
Operating Loss	(6,642)	(7,025)	NM

Totals:
Revenues	$469,119	$581,443	(19)%
Expenses	336,200	342,620	(2)%
Corporate Overhead Expenses	31,152	24,024	30%
Income from Operations	$101,767	$214,799	(53)%

First-Quarter Business Highlights:
•Revenues from Information processing and software servicing fees decreased primarily from a one-time early termination fee of $88.0 million from an uninstalled investment processing client recorded during first-quarter 2022 in the Private Banks segment.
•Revenues from Assets under management, administration, and distribution fees decreased primarily from lower assets under management in equity and fixed income programs from market depreciation during 2022 and negative cash flows from SEI fund programs due to client losses in the Investment Advisors and Institutional Investors segments. The improvement in market conditions and positive cash flows into separately managed account programs and Strategist programs during the first quarter 2023 partially offset the decline in revenues.
•Average assets under management in equity and fixed income programs, excluding LSV, decreased $26.7 billion, or 14%, to $167.8 billion in the first-quarter 2023, as compared to $194.5 billion during the first-quarter 2022 (see attached Average Asset Balances schedule for further details).
•Revenue from Asset management, administration and distribution fees increased from existing alternative investment clients of the Investment Managers segment due to new products and additional services. The decrease in average assets under administration reflect a loss of a significant client in 2022 which was not charged asset-based fees.
•Net sales events in the Private Banks and Investment Managers segments during first-quarter 2023 were $21.2 million and are expected to generate net annualized recurring revenues of approximately $17.1 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during first-quarter 2023 were $1.0 million.
•Net sales events in newer initiatives during first-quarter 2023 were $1.0 million.
•Operational expenses increased due to higher personnel costs from business growth, competitive labor markets, and the impact of inflation on wages and services. Operational expenses also increased due to personnel costs and investments in compliance infrastructure to meet new regulatory requirements. The increase was substantially offset by lower direct costs related to asset management revenues and lower amortization expense.
•Earnings from LSV decreased to $28.9 million in the first-quarter 2023 as compared to $32.5 million in the first-quarter 2022 due to net negative cash flows from existing clients, client losses and market depreciation.
•We capitalized $9.0 million of software development costs in first-quarter 2023, of which $4.7 million was for continued enhancements to SWP. We also capitalized $4.3 million of software development costs in first-quarter 2023 for a new platform for the Investment Managers segment.
•Amortization expense related to SWP was $6.2 million in first-quarter 2023 as compared to $12.1 million in first-quarter 2022. The decline in amortization expense was due to the amortization period of the initial development costs related to SWP which ended in second-quarter 2022.
•Effective tax rates were 23.6% in first-quarter 2023 and 23.1% in first-quarter 2022.
•We repurchased 1.4 million shares of our common stock for $80.3 million during the first-quarter 2023 at an average price of $59.03 per share.
•Cash flow from operations was $114.4 million, or $0.85 per share, and free cash flow was $94.7 million during the first-quarter 2023.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on April 20, 2023. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 8123608.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to solve problems, manage change, and help protect assets—for growth today and in the future. As of March 31, 2023, SEI manages, advises, or administers approximately $1.3 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•our strategic focus;
•the opportunities for us;
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, and
•whether we will be able to:
•manage expenses across the company;
•align our capital to opportunities for growth and deliver the solutions our markets value; or
•execute against our long-term growth strategy.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•our ability to manage through times of uncertainty;
•the degree to which market conditions and trends create growth opportunities for us;
•the direction in which we are moving;
•our sales momentum;
•the traction we will generate in the areas we have increased our market focus and attention;
•the degree to which we will assess and revise our alignment of capital to opportunity;
•our ability to improve profitability without cannibalizing our medium to long-term growth agendas;
•the growth of our U.K., European, and Irish businesses;
•the growth opportunities in the RIA market of our Investment Advisors segment present for our technology, investment processing, and asset management capabilities;
•those circumstances that may challenge our revenue rate earned on managed assets;
•the movement of assets among SMA, ETFs, direct indexing and third-party branded products;
•whether the nature of our asset management offerings enables us to keep and capture assets supporting our long-term growth and health;
•the importance of alternative assets to our strategic agenda;
•the headwinds in the U.K. and U.S. for our Institutional Investors segment;
•the degree to which our Private Banks segment will be profitable;
•the need to increase penetration and growth in our asset management markets by capitalizing on the continued growth and demand from intermediaries and institutions;
•the degree to which the changes we have made in leadership give us a greater opportunity to maintain and drive success in the short and medium term, while also driving talent mobility in the organization to position us for the future;
•the drivers of sales momentum;
•our ability to create growth engines;
•our ability to manage expenses and increase EPS;
•whether we are laying the foundation from which we will deliver what the market values;
•our ability to maintain and grow the sales momentum and continue to ensure we are selling, installing, and refreshing our pipelines with the right types of clients;
•the organic and inorganic opportunities that will drive our growth;
•the expense levels in our Investments in New Businesses segment;
•the impact of LSV’s pipeline on our revenue; and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2022, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2023	2022

Asset management, admin. and distribution fees	$371,829	$394,097
Information processing and software servicing fees	97,290	187,346

Total revenues	469,119	581,443

Subadvisory, distribution and other asset mgmt. costs	47,379	53,128
Software royalties and other information processing costs	7,293	7,547
Compensation, benefits and other personnel	173,415	160,484
Stock-based compensation	8,074	10,566
Consulting, outsourcing and professional fees	61,104	62,491
Data processing and computer related	33,340	29,816
Facilities, supplies and other costs	18,792	17,627
Amortization	9,424	16,887
Depreciation	8,531	8,098

Total expenses	367,352	366,644

Income from operations	101,767	214,799

Net gain (loss) on investments	744	(489)
Interest and dividend income	8,778	848
Interest expense	(141)	(250)
Equity in earnings of unconsolidated affiliate	28,879	32,459

Income before income taxes	140,027	247,367

Income taxes	33,012	57,059

Net income	$107,015	$190,308

Basic earnings per common share	$0.80	$1.38

Shares used to calculate basic earnings per share	134,020	137,935

Diluted earnings per common share	$0.79	$1.36

Shares used to calculate diluted earnings per share	135,311	139,712

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2023	2022
Assets
Current Assets:
Cash and cash equivalents	$834,355	$853,008
Restricted cash	352	351
Receivables from investment products	55,744	62,014
Receivables, net of allowance for doubtful accounts of $721 and $901	458,226	457,084
Securities owned	31,779	32,148
Other current assets	50,964	48,703
Total Current Assets	1,431,420	1,453,308

Property and Equipment, net of accumulated depreciation of $449,628 and $440,861	183,207	181,029
Operating Lease Right-of-Use Assets	23,992	24,992
Capitalized Software, net of accumulated amortization of $593,049 and $586,744	240,038	237,302
Available for Sale and Equity Securities	124,269	128,201
Investments in Affiliated Funds, at fair value	6,537	6,366
Investment in Unconsolidated Affiliate	55,041	104,673
Goodwill	115,602	115,599
Intangible Assets, net of accumulated amortization of $33,226 and $30,261	52,567	55,532
Deferred Contract Costs	37,505	37,928
Deferred Income Taxes	9,993	4,936
Other Assets, net	38,323	33,687
Total Assets	$2,318,494	$2,383,553

Liabilities and Equity
Current Liabilities:
Accounts payable	$14,160	$13,283
Accrued liabilities	233,684	359,363
Current portion of long-term operating lease liabilities	10,331	10,344
Deferred revenue	14,330	14,893
Total Current Liabilities	272,505	397,883

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	17,657	18,786
Other Long-term Liabilities	13,195	12,257
Total Liabilities	304,160	429,729

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 133,268 and 134,162 shares issued and outstanding	1,333	1,342
Capital in excess of par value	1,327,591	1,307,162
Retained earnings	729,988	694,287
Accumulated other comprehensive loss, net	(44,578)	(48,967)
Total Shareholders' Equity	2,014,334	1,953,824
Total Liabilities and Shareholders' Equity	$2,318,494	$2,383,553

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2022	2022	2022	2022	2023
Private Banks:
Equity and fixed-income programs	$25,335	$22,277	$20,131	$22,377	$23,653
Collective trust fund programs	7	7	7	7	6
Liquidity funds	4,225	3,666	3,778	3,201	3,427
Total assets under management	$29,567	$25,950	$23,916	$25,585	$27,086
Client assets under administration	4,449	3,923	4,161	4,151	4,299
Total assets	$34,016	$29,873	$28,077	$29,736	$31,385

Investment Advisors:
Equity and fixed-income programs	$77,614	$65,783	$62,579	$66,240	$68,065
Liquidity funds	4,610	8,292	5,200	5,436	4,965
Total Platform assets under management	$82,224	$74,075	$67,779	$71,676	$73,030
Platform-only assets	14,151	12,642	12,609	13,931	14,980
Total Platform assets	$96,375	$86,717	$80,388	$85,607	$88,010

Institutional Investors:
Equity and fixed-income programs	$87,358	$75,506	$69,621	$73,178	$74,939
Collective trust fund programs	6	5	6	5	4
Liquidity funds	2,150	1,654	1,640	1,557	1,576
Total assets under management	$89,514	$77,165	$71,267	$74,740	$76,519
Client assets under advisement	4,778	4,218	4,204	4,314	4,559
Total assets	$94,292	$81,383	$75,471	$79,054	$81,078

Investment Managers:
Collective trust fund programs (A)	$85,411	$142,035	$137,538	$141,285	$146,176
Liquidity funds	284	271	248	199	203
Total assets under management	$85,695	$142,306	$137,786	$141,484	$146,379
Client assets under administration	895,181	885,096	781,246	810,491	845,828
Total assets	$980,876	$1,027,402	$919,032	$951,975	$992,207

Investments in New Businesses:
Equity and fixed-income programs	$2,057	$1,903	$1,813	$1,912	$2,031
Liquidity funds	305	242	221	215	217
Total assets under management	$2,362	$2,145	$2,034	$2,127	$2,248
Client assets under administration	1,401	1,076	1,026	1,077	1,081
Total assets	$3,763	$3,221	$3,060	$3,204	$3,329

LSV Asset Management:
Equity and fixed-income programs (B)	$95,962	$81,940	$75,380	$83,753	$84,964

Total:
Equity and fixed-income programs (C)	$288,326	$247,409	$229,524	$247,460	$253,652
Collective trust fund programs	85,424	142,047	137,551	141,297	146,186
Liquidity funds	11,574	14,125	11,087	10,608	10,388
Total assets under management	$385,324	$403,581	$378,162	$399,365	$410,226
Client assets under advisement	6,179	5,294	5,230	5,391	5,640
Client assets under administration (D)	899,630	889,019	785,407	814,642	850,127
Platform-only assets	14,151	12,642	12,609	13,931	14,980
Total assets	$1,305,284	$1,310,536	$1,181,408	$1,233,329	$1,280,973
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $2.0 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of March 31, 2023).
(C)Equity and fixed-income programs include $6.3 billion of assets invested in various asset allocation funds (as of March 31, 2023).
(D)    In addition to the assets presented, SEI also administers an additional $12.1 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of March 31, 2023).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2022	2022	2022	2022	2023
Private Banks:
Equity and fixed-income programs	$25,637	$23,713	$22,115	$21,839	$23,576
Collective trust fund programs	6	7	7	7	7
Liquidity funds	4,403	3,795	3,742	3,395	3,253
Total assets under management	$30,046	$27,515	$25,864	$25,241	$26,836
Client assets under administration	4,500	4,163	4,026	4,126	4,316
Total assets	$34,546	$31,678	$29,890	$29,367	$31,152

Investment Advisors:
Equity and fixed-income programs	$77,576	$70,436	$67,464	$66,100	$67,578
Liquidity funds	5,151	7,070	5,380	5,127	4,995
Total Platform assets under management	$82,727	$77,506	$72,844	$71,227	$72,573
Platform-only assets	13,978	13,142	13,271	13,905	14,812
Total Platform assets	$96,705	$90,648	$86,115	$85,132	$87,385

Institutional Investors:
Equity and fixed-income programs	$89,250	$80,971	$74,859	$72,581	$74,653
Collective trust fund programs	5	5	6	5	5
Liquidity funds	2,223	2,097	1,717	1,719	1,715
Total assets under management	$91,478	$83,073	$76,582	$74,305	$76,373
Client assets under advisement	4,889	3,987	4,194	4,251	4,431
Total assets	$96,367	$87,060	$80,776	$78,556	$80,804

Investment Managers:
Collective trust fund programs (A)	$86,633	$131,435	$143,817	$140,494	$144,914
Liquidity funds	432	285	250	275	317
Total assets under management	$87,065	$131,720	$144,067	$140,769	$145,231
Client assets under administration	888,854	893,361	782,559	785,813	836,410
Total assets	$975,919	$1,025,081	$926,626	$926,582	$981,641

Investments in New Businesses:
Equity and fixed-income programs	$2,025	$2,016	$1,939	$1,890	$1,991
Liquidity funds	286	262	231	208	212
Total assets under management	$2,311	$2,278	$2,170	$2,098	$2,203
Client assets under advisement	1,397	1,165	1,126	1,075	1,098
Total assets	$3,708	$3,443	$3,296	$3,173	$3,301

LSV Asset Management:
Equity and fixed-income programs (B)	$96,449	$87,818	$81,241	$83,370	$86,987

Total:
Equity and fixed-income programs (C)	$290,937	$264,954	$247,618	$245,780	$254,785
Collective trust fund programs	86,644	131,447	143,830	140,506	144,926
Liquidity funds	12,495	13,509	11,320	10,724	10,492
Total assets under management	$390,076	$409,910	$402,768	$397,010	$410,203
Client assets under advisement	6,286	5,152	5,320	5,326	5,529
Client assets under administration (D)	893,354	897,524	786,585	789,939	840,726
Platform-only assets	13,978	13,142	13,271	13,905	14,812
Total assets	$1,303,694	$1,325,728	$1,207,944	$1,206,180	$1,271,270
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during first-quarter 2023 include $2.1 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.4 billion of average assets invested in various asset allocation funds during first-quarter 2023.
(D)    In addition to the assets presented, SEI also administers an additional $12.3 billion of average assets in Funds of Funds assets during first-quarter 2023 on which SEI does not earn an administration fee.